EXHIBIT 99.2

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                           LONG-TERM SUPPLY AGREEMENT

         THIS LONG-TERM SUPPLY AGREEMENT (the "Supply Agreement") is made effective as of the 15th day of November, 2005 ("Effective Date"), by and between Mayo Foundation for Medical Education and Research, a nonprofit foundation having its principal place of business at Rochester, Minnesota 55905 ("Supplier"), and MicroIslet, Inc., a Nevada corporation, having its principal place of business at 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121 ("Buyer").

                                    RECITALS

         A. Buyer researches, develops, and commercializes certain technologies in the field of xenotransplantation, specifically the use of porcine islets for the treatment of diabetes.

         B. Supplier desires to sell to Buyer, and Buyer desires to purchase from Supplier, certain non-transgenic pigs in Supplier's barrier facility located at [***] Rochester, Minnesota (the "Facility") solely for Buyer's use in its diabetes research, including xenotransplantation in humans for clinical trials, such use to include provision of such pigs to third parties under contract with Buyer solely in connection with such research (the "Permitted Use"); and

         C. Supplier desires to cover the costs of operating the Facility.

         NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

ARTICLE 1.        PURCHASE AND SUPPLY OF PIG; TERMS
                  ---------------------------------

         1.1      PIGS.
                  -----

         Subject to Section 1.2, Supplier shall breed, grow and provide to Buyer without further cost (beyond fees and expenses due pursuant to Sections 1.3, 1.4 and 2.2) the number of non-transgenic, "Designated Pathogen Free" (as specified in more detail in Exhibit A) pigs (or pancreases or islets, if mutually agreed upon) requested by Buyer from the Facility (collectively, "Pigs", which definition shall include any derivative or component thereof), not to exceed [***] pigs of approximately [***] lbs (or pancreases or islets, if mutually agreed upon) for each month of the term of this Supply Agreement and make the Pigs available to Buyer, on the terms in this Supply Agreement. For all purposes under this Supply Agreement, the term "month" shall mean the period from the 15th day of one calendar month through the 14th day of the following calendar month. The first month under this agreement is the period November 15, 2005 to December 15, 2005, the second month is the period December 15, 2005 to January 15, 2006 and so on. If mutually agreed upon in writing, the number of [***] Pigs per month could also consist of an appropriate number of pigs of different weight that utilize the same time and space requirements necessary to produce [***] pigs of [***]. Buyer shall use the Pigs solely for the Permitted Use and will be responsible for complying with all Laws applicable to and relating to Buyer's Permitted Use. As used in this Supply Agreement, the term "Laws" means all applicable U.S. laws, regulations, rules, ordinances and requirements, including without limitation the United States Food, Drug, and Cosmetic Act, the Occupational Safety and Health Act, the Fair Labor Standards Act and all regulations and orders issued thereunder, and all applicable Federal Food and Drug Administration ("FDA") and other applicable regulatory authorities' standards.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
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         1.2      PRODUCTION AMOUNTS.
                  -------------------

         Buyer, on the date of this Supply Agreement, and on the 15th day of each month thereafter, shall provide Supplier a good-faith six month rolling forecast for the number of requested Pigs. During the term of this Supply Agreement and any extension thereof, orders may be made for a one-month supply of Pigs, on a monthly basis, not to exceed [***] Pigs per month.

         1.3      FEES AND EXPENSES.
                  ------------------

         Regardless of the number of Pigs ordered during each month of this Supply Agreement, Buyer shall pay Supplier a monthly fee of [***] for each month of this Supply Agreement (the "Monthly Fee"). Supplier may, at any time, and from time-to-time, during the initial term, the First Option Term and/or the Second Option Term and upon at least 30 days prior written notice to Buyer, increase the Monthly Fee; PROVIDED, HOWEVER that each such increase, if any, must not exceed the CPI Fraction for the increase in question. The increase in Monthly Fee shall be calculated as follows: [***] multiplied by the CPI Fraction. "CPI Fraction" shall mean a fraction, the numerator of which is the most recent CPI as of the commencement of the month, or months as the Supplier shall determine from time-to-time and at any time during any month during the initial term or the First Option Term or the Second Option Term of this Supply Agreement and the denominator of which is the most recent CPI as of the Effective Date of this Supply Agreement. "CPI means the "Consumer Price Index, All Urban Consumers, U.S. City Average, All Items, Standard Reference Base 1982-84 = 100." If the CPI is discontinued, comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation by a responsible financial periodical of recognized authority selected by Supplier, shall be used for making the above computation. If the Standard Reference Base used in computing the CPI is changed such that the CPI for the 1982-84 = 100 Standard Reference Base is no longer published, the figures used in making the foregoing adjustments shall accordingly be changed so that all increases in the CPI are taken into account notwithstanding any change in the Standard Reference Base.

         In addition to the Monthly Fee provided for herein, Buyer shall pay Supplier's expenses of harvesting the pancreases, if the parties agree that Supplier shall harvest and supply pancreases, the preparation and packaging of the pancreases for shipping, the shipping and insurance costs and all applicable taxes and other governmental charges. Similarly, Buyer shall pay Supplier's expenses associated with the isolation and shipping of islets if the parties agree that Supplier shall harvest and supply islets. Supplier's expenses shall consist of Supplier's actual costs, plus overhead determined in accordance with Supplier's standard overhead policies. Buyer shall have the right to audit such expense amounts. Any additional testing other than that specified in Appendix A that is performed at the request of Buyer will be paid for by the Buyer. The Monthly Fee will be subject to reduction in an amount negotiated in good faith by the parties in the event that Supplier elects to sell pigs from the Facility to a purchaser other than Buyer; provided that no such reduction shall occur with respect to Supplier's provision or sale of up to [***] transgenic pigs to third parties from the Facility during any 12 month period for use outside the Field (as defined in Section 8.1). Notwithstanding the foregoing, nothing herein shall prevent Supplier from using any quantity of transgenic pigs for its internal research purposes outside the Field.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

         1.4      PAYMENT TERMS.
                  --------------

         The Monthly Fee shall be due on or before the 15th of each month, with the first payment due on the date of last signature on this Supply Agreement. Supplier shall submit invoices for the additional fees and expenses due pursuant to Section 1.3, and Buyer shall pay such invoices in full within 30 days after the receipt of the applicable invoice.

ARTICLE 2.        SPECIFICATIONS; QUALITY ASSURANCE; INSPECTIONS
                  ----------------------------------------------

         2.1      SPECIFICATIONS.
                  ---------------

                  A. All Pigs supplied by Supplier shall:

                           (i) meet all requirements, standards and
                  specifications in Exhibit A as applies to Supplier (the "Specifications");

                           (ii) be labeled as indicated by Supplier; and

                           (iii) be free and clear of all liens and encumbrances
                  or other defects in title (collectively, the "QA Standards").

                  B. Supplier shall maintain ongoing quality assurance and testing procedures as set forth in Exhibit A. Supplier shall be responsible for complying with all Laws applicable to and relating to the Pigs during the time such Pigs are in Supplier's custody and control. Supplier shall participate in any discussions with FDA regarding the use of the Pigs for human clinical trials and provide any reasonably requested assistance and documentation with respect to the Pigs and such use.

                  C. Supplier will agree to modifications of the Specifications as requested by the Buyer and as required to ensure compliance with FDA guidelines, regulations and applicable laws of the United States.

         2.2      SHIPPING.
                  ---------

         Supplier shall: (a) ship all Pigs to Buyer according to Buyer's shipping instructions, FOB delivered freight collect, with title to the Pigs and risk of loss and damage passing to Buyer upon delivery of the Pigs to the carrier specified by Buyer; and (b) pack all Pigs suitably for shipment according to common carriers' requirements. It shall be Buyer's duty to insure the Pigs in transit. Buyer shall pay all applicable taxes and other governmental charges associated with the sale of the Pigs.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

         2.3      INSPECTION OF PIGS.
                  -------------------

         Buyer shall inspect each Pig within 2 days after its receipt and immediately advise Supplier if any such Pig does not conform to the QA Standards. If Supplier agrees that any such Pig does not conform to the QA Standards, the Buyer shall, at Supplier's expense and option, either destroy or have destroyed such Pig or return it to Supplier, and Supplier shall replace it with another Pig free of any charge or expense to Buyer, including any costs or expenses for redelivery.

         2.4      DOCUMENTATION AND INSPECTIONS.
                  ------------------------------

         Subject to the provisions of Article 3 of this Supply Agreement, and further subject to Supplier's security, health and safety and other policies and procedures with respect to the Facility, Supplier shall make available to Buyer, as may be reasonably requested by Buyer, the Specifications and related documents directly related to the Pigs and Supplier's compliance with QA Standards, and any other provisions of this Agreement, including Section 1.3 above. Subject to the provisions of Article 3 of this Supply Agreement, Buyer shall have the right with advance written notice and at times agreed to by Supplier, such agreement not to be unreasonably withheld, during regular business hours, to enter upon Facility and to (a) make inspections reasonably necessary to properly ascertain compliance with the QA Standards and this Supply Agreement, and (b) harvest or train Supplier personnel to harvest Pig pancreases or islets.

         2.5      REQUIRED NOTIFICATION.
                  ----------------------

         Supplier shall immediately give Buyer notice, by telecopy, with confirming notice by U.S. mail, if Supplier becomes aware of any defect or condition which in any way does not conform to the Specifications or quality of any Pigs supplied by Supplier or which may render any such Pig ineffective, dangerous and/or in material violation of the QA Standards.

         2.6      TRACING.
                  --------

         Supplier shall: (a) trace and maintain records regarding the source and, if applicable, lot number of each Pig; and (b) maintain such records for not less than 3 years after the termination or expiration of this Supply Agreement.

ARTICLE 3.          CONFIDENTIALITY; RIGHTS TO INVENTIONS, ETC.
                    -------------------------------------------

         3.1      CONFIDENTIAL INFORMATION.
                  -------------------------

                  A. "Confidential Information" shall mean all information disclosed by or on behalf of one party or its Affiliated Entities to the other, including without limitation information relating to the matters which are the subject of this Supply Agreement, the terms and the nature of this Supply Agreement, and all other information regarding a party's research, technology, know-how, ideas, concepts, and the like, including information developed in connection with this Supply Agreement. Confidential Information shall not include information which: (i) is at the time of disclosure, or thereafter becomes, a part of the public domain through no wrongful act or omission by the receiving party; (ii) is lawfully in the possession of receiving party prior to disclosure by or on behalf of the disclosing party as shown by written records; (iii) is lawfully disclosed to receiving party by a third party which did not acquire the same under an obligation of confidentiality from or through the disclosing party; or (iv) is independently developed by receiving party without use of Supplier Confidential Information as shown by written records. Further,

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

         if the Receiving Party is compelled by law to disclose Confidential Information of the Disclosing Party, it shall provide the Disclosing Party with prior notice of such compelled disclosure (to the extent legally permitted) and reasonable assistance, at Disclosing Party's cost, if the Disclosing Party wishes to contest the disclosure. The foregoing restrictions shall not prohibit either party from summarizing the terms of this Supply Agreement, or from filing this Supply Agreement as an exhibit, in documents such party is required to file with any government agency, including the Securities and Exchange Commission; provided that such disclosure shall be only to the extent required to comply with Laws, and further provided that the party proposing to make such disclosure shall provide a copy of the proposed disclosure to the other party in advance of such disclosure, and shall consider the input of such other party concerning such disclosure, including any requests that portions of such material be the subject of a proper request for confidential treatment.

                  B. A party receiving Confidential Information shall, for a period of 3 years after expiration or termination of this Supply Agreement, as may be extended hereunder: (y) limit dissemination of Confidential Information to only those employees having a "need to know"; and (z) advise each such employee who receives Supplier Confidential Information that such information is confidential and require each such employee to comply with all obligations of confidentiality and non-disclosure. Receiving party shall not: (i) disclose Confidential Information to any person or entity, other than to its employees on a "need to know" basis only; or (ii) use such information in its own research, development, commercialization, marketing or sale of products or services or for any other purpose. A party shall not, by virtue of either this Supply Agreement or its receipt of Pigs, obtain any title to, or any interest or license in, any of the other party's Confidential Information.

                  C. Nothing herein shall prevent Supplier from using information received from Buyer internally for the purpose of supporting Supplier's other supply or xenotransplantation activities. Buyer shall keep confidential and not use for any purpose any information obtained that relates to the design and operation of the Supplier's barrier facility. These obligations for non-use and non-disclosure will survive any termination or expiration of this Supply Agreement and will not be subject to the 3 year limitation above.

                  D. Except as may expressly be set forth herein, this Supply Agreement does not grant any rights, by implication, estoppel or otherwise, by a party under any patents, know-how, copyrights or proprietary information of such party to the other. All such rights are expressly reserved. Nothing herein shall grant a right to the a party's logos, names, trade names, service names or trademarks.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

                  E. Neither party will use publicly for publicity, promotion, or the like, any employee name, logo, name, trade name, service mark, or trademark of the other, without such party's prior, written, express consent.

ARTICLE 4.          REPRESENTATIONS AND WARRANTIES
                    ------------------------------

         4.1      OF SUPPLIER RELATING TO PIGS.
                  -----------------------------

         Supplier represents and warrants that (a) all Pigs that are delivered to Buyer hereunder shall conform in all respects to and be in accordance with the QA Standards and Supplier's quality assurance policies and procedures as defined in Appendix A; (b) that the Facility will be operated in accordance with all applicable laws, regulations and guidelines, and the Pigs will be qualified for human use; and (c) that the current maximum Pig production capacity of the Facility is approximately [***] Pigs per month.

         The foregoing representations and warranties shall not survive inspection of the applicable Pigs by Buyer pursuant to Section 2.3 and shall be for the benefit of Buyer only and not for the benefit of any other person or entity.

         SUPPLIER'S ENTIRE LIABILITY AND BUYER'S SOLE REMEDY FOR ANY DEFECTIVE PIGS SHALL BE THE REPLACEMENT OF SUCH PIG BY SUPPLIER.

         4.2      LIMITED WARRANTY.
                  -----------------

         THE WARRANTY SET FORTH ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED OR STATUTORY, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY BUYER, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SUPPLIER FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PIGS OR THEIR USE BY BUYER OR THIRD PARTIES. IN NO EVENT SHALL SUPPLIER LIABILITY UNDER ANY THEORY OR CLAIM EXCEED THE LOWER OF THE AGGREGATE AMOUNT OF MONTHLY FEES PAID BY BUYER UNDER THIS SUPPLY AGREEMENT OR [***]. Buyer will undertake all necessary and appropriate actions permitted or required by Laws to ensure that Buyer's provision of Pigs to any third party does not increase the scope of Supplier's responsibility and warranty as set forth above and Buyer shall defend, indemnify and hold harmless Supplier from all claims by any third party arising out of or relating to the supply of Pigs to third parties, excluding any such claims that arise solely out of intentional or illegal activities by Mayo. Supplier's limits of responsibility as set forth above are valid and enforceable against whomever they are applicable.

         4.3      OTHER REPRESENTATIONS AND WARRANTIES.
                  -------------------------------------

         Each of the parties hereby represents and warrants to the other that:
(a) it has full power and authority required to enter into, execute and deliver this Supply Agreement, to carry out its obligations hereunder, and to perform the transactions contemplated hereby; (b) this Supply Agreement has been duly executed and delivered by, is the valid and binding obligation of and is enforceable against, such party in accordance with its terms; (c) the execution

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

and delivery of and performance under this Supply Agreement by such party does not, and will not, conflict with or violate any other agreement or obligations with third parties or any restrictions of any kind or any Law to which it is bound or subject; and (d) it has the unrestricted right to disclose any information it submits to the other party, free of all claims of third parties, and that such disclosures do not breach or conflict with any confidentiality provisions of any agreement to which it is a party.

ARTICLE 5.        LIMITATIONS OF REMEDIES
                  -----------------------

         5.1      DELAY.
                  ------

         SUPPLIER SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHING PIGS, OR ANY OTHER PERFORMANCE UNDER OR PURSUANT TO THIS SUPPLY AGREEMENT.

         5.2      SOLE REMEDIES.
                  --------------

         THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH BY SUPPLIER OF ANY AND ALL WARRANTIES AND THE SOLE REMEDIES FOR BUYER OF ANY KIND WITH RESPECT TO THE PIGS COVERED BY THIS SUPPLY AGREEMENT AND ALL OTHER PERFORMANCE BY SUPPLIER UNDER OR PURSUANT TO THIS SUPPLY AGREEMENT SHALL BE LIMITED TO THE REMEDIES PROVIDED IN
SECTION 4 OF THIS SUPPLY AGREEMENT.

         5.3      CONSEQUENTIAL DAMAGES.
                  ----------------------

         IN NO EVENT SHALL EITHER PARTY'S LIABILITY OF ANY KIND INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF SUPPLIER SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE. THIS PROVISION SHALL NOT APPLY TO BUYER'S OBLIGATION TO INDEMNIFY SUPPLIER HEREUNDER.

ARTICLE 6.        INDEMNIFICATION; INSURANCE
                  --------------------------

         6.1      INDEMNIFICATION BY BUYER.
                  -------------------------

         In addition to the provisions of the next to last sentence of Section 4.2, Buyer shall indemnify, defend and hold harmless Supplier and its Affiliated Entities, and Supplier's and such entities' respective officers, directors, agents, consultants, insurers, employees, and shareholders, from and against all liabilities, claims, suits, damages, losses, causes of action, and expenses (including but not limited to: (y) attorneys' fees and other costs associated with the handling or defense of any such liabilities, claims, suits, damages, losses, and causes of action; and (z) all costs and administrative fees associated with any recall of any items supplied by Supplier) (each a "Liability") that are caused by or based upon any Liability relating to any of the Pigs or any use (excluding Supplier's use of pigs outside of this Supply Agreement), including any research, development or product which in any way relates to or arises out of the Pigs provided by Supplier whether such Liability is stated as a product liability claim, a strict liability claim, a negligence claim, a contract, a tort claim or any other claim.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION

         6.2      INSURANCE.
                  ----------

         Buyer shall: (a) at its sole cost and expense, purchase and maintain in full force and effect, during the term of this Supply Agreement and for a period sufficient to cover its obligations hereunder, commercial general liability insurance, in amounts not less than $500,000 per occurrence and $1 million in the aggregate, which name Supplier and its Affiliated Entities, and Supplier's and such entities' respective officers, directors, agents, consultants, insurers, employees, shareholders, as additional insureds on such policies and which policies waive subrogation against Supplier and its Affiliated Entities and such other additional insureds; and (b) upon request from Supplier from time-to-time, provide Supplier with certificates of insurance from reputable insurers approved by Supplier showing compliance with the foregoing provisions.

ARTICLE 7.        TERM AND TERMINATION
                  --------------------

         7.1      TERM.
                  -----

         Subject to Section 7.2, the initial term of this Supply Agreement shall be three years, commencing as of the Effective Date and ending three years thereafter; PROVIDED, HOWEVER, that any orders for Pigs placed by Buyer and accepted by Supplier prior to termination or expiration of this Supply Agreement shall be subject to the terms of this Supply Agreement. Subject to Section 7.2, and during the initial term of this Supply Agreement, Buyer shall have the option to extend this Supply Agreement for an additional term of two years following the end of the initial term (the "First Option Term"). Further, subject to Section 7.2, and provided Buyer has properly exercised the First Option Term and provided further that Buyer has begun human clinical trials prior to the end of the First Option Term, then Buyer shall have the option to extend the term for an additional two-year term (the "Second Option Term"). For the avoidance of doubt, subject to the provisions of this Agreement, Buyer shall have the option to extend the term of the Agreement for an additional aggregate of four years following the end of the three year initial term. The foregoing options shall be exercisable by Buyer delivering written notice of each such option exercise to Supplier at least 90 days prior to the expiration of the then-existing term.

         7.2      EARLY TERMINATION.
                  ------------------

                  A. Notwithstanding Section 7.1, either party shall have the right to terminate this Supply Agreement without liability therefor, after written notice to the other, if the other party: (i) materially breaches any of its obligations under this Supply Agreement and fails to cure such breach within 90 days after receiving written notice from the non-breaching party; or (ii) becomes the subject of voluntary or involuntary bankruptcy, reorganization, receivership, or insolvency proceedings that are not dismissed within 60 days after commencement thereof.

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                  B. Upon any termination by Buyer or in the event Buyer does not elect to exercise any option set forth above in Section 7.1, Buyer shall thereafter have no liability to Supplier hereunder except (i) for any payments accrued and owing to Supplier as of such date, or (ii) pursuant to the provisions of Section 7.3.

                  C. Notwithstanding Section 7.1, Supplier shall have the right to terminate this Supply Agreement immediately upon written notice to Buyer if any breach by Buyer hereunder does or may negatively impact the Supplier's reputation or the safety of any persons.

                  D. FORCE MAJEURE. Neither party shall be in default in the performance of its obligations under this Supply Agreement if such performance is prevented or delayed because of war or similar unrest, labor dispute or strike, transportation difficulties, unavailability of Pigs or necessary raw materials, epidemic, fire, natural disaster, any Law of any governmental or other authority, acts of God, or other similar cause, that is beyond the control of and which could not have reasonably been prevented by the party whose performance is affected; PROVIDED, HOWEVER, that if such delay continues for 60 days or more, then either party may upon written notice cancel all or any portion of unfilled Orders and terminate this Supply Agreement.

         7.3      SURVIVAL.
                  ---------

         In any event, all obligations which are by their nature continuing, including without limitation the obligations contained in Sections 1.4, 2.4 for a period of one year thereafter, 2.5, 2.6, Article 3, Article 4, Article 5,
Article 6, Section 7.3, 8.4 and Article 9 shall survive the expiration and/or termination of this Supply Agreement.

ARTICLE 8.

         8.1      EXCLUSIVITY.
                  ------------

         During the term of this Supply Agreement, Supplier shall not supply, or negotiate with any third party for the supply of transgenic or non-transgenic Pigs originating from the Facility for research related to, or use with respect to, the treatment of diabetes (the "Field").

         8.2      SHORT-TERM SUPPLY AGREEMENT.
                  ----------------------------

         The Short-Term Supply Agreement previously entered into by the parties is terminated as of the Effective Date.

         8.3      LEASE.
                  ------

         If Supplier elects during the initial term or any of the extended terms of this Supply Agreement referenced in Section 7.1 above (provided this Agreement has not been sooner terminated in accordance with its terms) (a) to close the Facility, or (b) elects to no longer operate the Facility for the xenotransplantation field of use, then Supplier shall notify Buyer in writing of any such Facility election within sixty (60) days of making such election. During the one hundred twenty (120) day period (the "Negotiation Period")


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WITH THE SECURITIES AND EXCHANGE COMMISSION

commencing on the day Buyer receives notice of such election, Supplier and Buyer shall negotiate a lease for the Facility including any related equipment, procedures and documentation for the rearing of non-transgenic Pigs and care of the Pigs. Such lease will at least include: (i) a rate of [***] (U.S.) per year per square foot to be paid to Supplier in monthly installments for the lease of the Facility; (ii) that all operating expenses are covered by the Buyer; (iii) liability protections and name use provisions for the benefit of Supplier at least as favorable as this Agreement; (iv) other terms and conditions as are standard in the industry and (iv) that the term shall be for no longer than the Term of this Agreement and any available extension thereof as provided in section 7.1. If the parties are unable to conclude such lease with the 120 day period, the parties agree to submit to binding arbitration in Rochester, Minnesota, to conclude such lease; provided that the parties agree that such arbitrator must include the terms as set forth above in any such lease. If Supplier, during any six (6) month period fails to meet [***] of the agreed upon supply of Pigs pursuant to Section 1.2 for such period, Buyer may invoke the lease as set forth above; provided, however, that in addition to the foregoing terms, any such lease will also expressly protect any of Supplier's ongoing programs within the Facility, including Supplier providing, free of charge, access, space and equipment required to conduct such programs (including for feeding, care and housing of Supplier's animals).

         8.4      WARRANTS.
                  ---------

         In consideration of Supplier's entering into this Supply Agreement, Buyer hereby agrees to provide to Supplier warrants to purchase Buyer's common stock as follows:

                  A. The first warrant shall be signed and delivered by Buyer to Supplier within five (5) days after IND approval for a product using the Pigs (the "IND Date"). Such warrant shall be for the right to purchase 75,000 shares of Buyer's common stock at a warrant exercise price per share of the Reference Market Value. As used in this Section 8.4, "Reference Market Value" means the average closing sale price, as reported by American Stock Exchange of a share of Buyer's common stock for the fifteen (15) consecutive trading day period ending one day prior to the Effective Date of this Supply Agreement. The first warrant may be exercised at anytime and from time-to-time for ten (10) years following the IND Date.

                  B. The second warrant shall be signed and delivered by Buyer to Supplier within five (5) days after approval to start a Phase II clinical trial using the Pigs (the "Phase II Date"). Such warrant shall be for the right to purchase 75,000 shares of Buyer's common stock at a warrant exercise price per share of the Reference Market Value. The second warrant may be exercised at anytime and from time-to-time for ten (10) years following the Phase II Date.

                  C. The third warrant shall be signed and delivered by Buyer to Supplier within five (5) days after approval to start a Phase III clinical trial using the Pigs (the "Phase III Date"). Such warrant shall be for the right to purchase 75,000 shares of Buyer's common stock at a warrant exercise price per share of the Reference Market Value. The third warrant may be exercised at anytime and from time-to-time for ten (10) years following the Phase III Date.

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                  D. The fourth warrant shall be signed and delivered by Buyer to Supplier within five (5) days after NDA/BLA approval for a product using the Pigs (the "NDA Date"). Such warrant shall be for the right to purchase 75,000 shares of Buyer's common stock at a warrant exercise price per share of the Reference Market Value. The fourth warrant may be exercised at anytime and from time-to-time for ten (10) years following the NDA Date.

ARTICLE 9.        MISCELLANEOUS
                  -------------

         9.1      INDEPENDENT CONTRACTORS.
                  ------------------------

         The parties are independent contractors and nothing contained in this Supply Agreement shall be deemed to create the relationship of employment, partnership, joint venture or any association or relationship between the parties other than that of buyer and supplier. Neither party has the authority to bind the other without express written authorization of such other party.

         9.2      ENTIRE AGREEMENT; AMENDMENTS.
                  -----------------------------

         The terms of this Supply Agreement, shall constitute the entire agreement between the parties as to the subject matter of this Supply Agreement, and the provisions of this Supply Agreement shall supersede all prior oral and written commitments, contracts, and understandings relating to the subject matter of this Supply Agreement, including the Short Term Supply Agreement previously entered into by the parties. All exhibits attached to this Supply Agreement, and the Specifications and other documentation referenced herein, are hereby incorporated by reference in this Supply Agreement and made a part hereof. Notwithstanding anything to the contrary in this Supply Agreement, any information disclosed prior to the Effective Date shall be governed by this Supply Agreement. This Supply Agreement may be amended only by a writing signed by both parties. This Supply Agreement is intended to be solely for the benefit of the parties and Supplier's Affiliated Entities and no other person or entity.

         9.3      ASSIGNMENT; SUBCONTRACTING.
               ---------------------------

         Except as otherwise provided in and subject to the provisions of Sections 8.3 and 9.4, neither party shall assign this Supply Agreement, whether voluntarily or involuntarily, without the express written consent of the other party, except that either party may assign some or all of its rights and obligations under this Supply Agreement to any of its Affiliated Entities; without the other party's consent. For purposes of this Supply Agreement, "Affiliated Entities" shall mean, with respect to a party, an entity that, as of the Effective Date owns or controls, is owned or controlled by, or is under common ownership or control with, the party. This Supply Agreement shall be binding on the permitted successors and assigns, and shall inure to the benefit of the permitted successors and assigns of the parties.

         9.4      SUPPLIER RESTRUCTURING OF HEART XENOTRANSPLANTATION BUSINESS.
                  -------------------------------------------------------------

         Buyer specifically acknowledges that Supplier may in the future restructure its heart xenotransplantation business and operations (the "Xeno Operations") and that eventually the Supplier may not own or control a majority interest in the Xeno Operations. Accordingly, it is specifically agreed by the parties that Supplier may at any time and from time-to-time during the initial term, the First Option Term or the Second Option Term, sell, assign, transfer, sublet, license in whole or in part, (whether by merger, asset transfer, license or otherwise the Xeno Operations, including this Supply Agreement, the performance of Supplier's obligations under this Supply Agreement, the Facility, or the operations of the Facility) (collectively a "Xeno Restructuring") (a) to any of its Affiliated Entities without the consent or approval of Buyer, and further (b) that if the Xeno Operations or a Xeno Restructuring should at any time become a part of or involve an entity that is not an Affiliated Entity of Supplier, then provided that such non-Affiliated Entity of Supplier assumes the obligations of Supplier under this Supply Agreement, such Xeno Restructuring shall not require the consent or approval of Buyer. In addition, anything in this Supply Agreement to the contrary, the actions or transactions contemplated by this Section 9.4, shall not trigger or give rise to any rights of Buyer or obligations of Supplier under Sections 8.3 or 9.3 of this Supply Agreement.

         9.5      GOVERNING LAW; SEVERABILITY; WAIVER; REMEDIES; ARBITRATION.
                  -----------------------------------------------------------

         The laws of the State of Minnesota, without reference to its principles of conflicts of laws, shall govern this Supply Agreement and its interpretation and construction. If any provision of this Supply Agreement is determined to be unenforceable or prohibited by applicable law, such provision shall be ineffective only to the extent of such unenforceability or prohibition without invalidating the remainder of such provision or the remaining provisions of this Supply Agreement. The waiver of a breach of any provision of this Supply Agreement shall not be deemed a waiver of any other breach of the same or different provision of this Supply Agreement. Any dispute or claim arising out of or relating to this Supply Agreement or the validity, interpretation, enforceability or breach thereof, other than under Article 3, which is not settled by agreement between the parties will be settled by binding arbitration in Minneapolis, Minnesota in accordance with the rules of the American Arbitration Association then in effect, and judgment upon any award rendered in such arbitration (including the award by the arbitrators of attorneys fees of the prevailing party) may be entered in any court having competent jurisdiction.

         9.6      COMPLIANCE WITH LAWS.
                  ---------------------

         During the term of this Supply Agreement, each of the parties shall comply with all Laws in any way relating to this Supply Agreement or the performance of such party's obligations hereunder.

         9.7      NOTICES.
                  --------

         Notification required or permitted hereby shall be deemed given only upon: (a) transmission by telecopier, transmission confirmed at the fax number indicated below; (b) enclosure thereof in an adequately post-paid envelope, sent certified mail - return receipt requested, delivered to a U.S. Post Office; or
(c) sent via a nationally-recognized, overnight delivery service that guarantees overnight delivery; and addressed to the party to be given notification at the address/fax number given below or such change of address/fax number as may be hereafter supplied in writing.

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WITH THE SECURITIES AND EXCHANGE COMMISSION

         If to Supplier:                         If to Buyer:

         Mayo Foundation for                     MicroIslet, Inc.
         Medical Education and Research          6370 Nancy Ridge Drive, Ste 112
         200 First Street SW                     San Diego, CA 92121
         Rochester, MN 55905                     Attn: Chief Financial Officer
         Attn:  Jeffrey G. Torborg               Fax:  (858) 657-0288
         Fax:  (507) 284-5410
         with a copy to:

         Mayo Legal Department
         200 First Street SW
         Rochester, MN 55905
         Attn:  General Counsel
         Fax:  (507) 284-0929

         IN WITNESS WHEREOF, the parties have executed this Supply Agreement as of the Effective Date.


Supplier:                                     Buyer:

Mayo Foundation for                           MicroIslet, Inc.
   Medical Education and Research


By ______________________________             By ______________________________
Print Name_______________________             Print Name_______________________
Title____________________________             Title____________________________

EXHIBIT INDEX:       A.    COMPONENTS, SPECIFICATIONS AND PRICES
--------------



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                                                                       EXHIBIT A
                                                                       ---------


                             THE PIG SPECIFICATIONS

Confidential--Trade Secret
Under Discussion--see below for basis of discussion:
Health Monitoring and Proposed Release Criteria for Pigs from the Mayo Developmental Project Support Facility (MDPSF).

PURPOSE: To summarize the current program for infectious disease monitoring and control at the Mayo Developmental Project Support Facility (MDPSF) and it's relationship to Release Criteria of source swine for xenotransplantation clinical studies. It is the goal of the facility health monitoring and maintenance program to prevent and promptly identify designated pathogens that might infect swine housed within the barrier portion of MDPSF. The ongoing program consisting of; preventive procedures, daily health surveillance, weekly veterinary rounds, and a monthly sentinel and serologic monitoring program, ensures the health of the animals. Release criteria for animals for xenotransplantation clinical studies would in part incorporate this program and would form the basis for the release of pigs to MicroIslet. Additionally, further quarantine and testing of source animals (donor swine), and final product safety testing of organs, tissues, or cells would be required and would be established by MicroIslet. The scope and degree of testing beyond the routine herd health screening is dependent upon the ability to perform infectious disease assays on the organ, tissue, or cell product and also the compliance with xenotransplantation guidelines (1,2).

                  A. SUMMARY OF MDPSF BARRIER PROCEDURES. The most critical aspect of maintaining animal health within the MDPSF is to maintain the integrity of the barrier and ensure that all personnel follow all written procedures. The physical plant design, operation, and monitoring systems are the initial layer of biosecurity for animal health. The building integrity and systems are computer monitored and maintained by Mayo personnel. Entrance to animal barrier is restricted to assigned Mayo personnel and to individuals directly involved with the MDPSF. All personnel and visitors must adhere to the policy of having no outside swine contact for a minimum of [***] hours. Additional procedures are in place regarding contact with other species. MDPSF is a shower-in/out unit, and the clothing and equipment are dedicated to the space. All materials entering the barrier portion must undergo specified decontamination procedures prior to entry. Protective clothing is worn within the animal housing area. At a minimum, [***] are required when entering the barrier portion of the facility. All personnel undergo [***] and are restricted from any [***] outside of the facility. If personnel are [***] they are required to call [***] to [***] and determine if the employee is [***]. Any employee determined by the clinic to be [***] is not allowed into the barrier and in most cases is asked not to report to work until it can be determined that the employee is [***] to the animals housed within MDPSF.

CURRENT HERD HEALTH MONITORING. The health program at MDPSF is designed to maintain the animals free of designated swine pathogens. The program involves elements of physical plant design, written operating procedures, daily physical monitoring of the animals, and extensive diagnostic monitoring of sentinel


                                      A-1
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animals on a monthly basis. All illness, medical care, procedures, drugs, exams, and treatments are recorded in the animal records. Additional diagnostic testing is performed at the discretion of the attending veterinarian.

ROUTINE HERD MONITORING. Each animal is observed by Mayo animal care personnel at least once daily for clinical signs of illness or changes in attitude or behavior. Animals are checked daily for the following conditions.

         [***]

Any condition is recorded in the [***]. The staff veterinarian is notified of all health concerns. In addition, the attending staff veterinarian makes rounds on a weekly basis to observe all animals. A call system is in place at Mayo for primary and back-up veterinarians to be on call during the weekends and holidays for any animal emergency.

MONTHLY SENTINEL MONITORING. Diagnostic monitoring has been performed on sentinel animals at a minimum monthly schedule since [***]. Sentinel animals are utilized, and undergo extensive pathology, and laboratory testing. All laboratory analysis is performed by the [***]. The [***] veterinary diagnostic laboratory employing board certified veterinary pathologists and experts in veterinary infectious diseases. The [***] is accredited by the American Association of Veterinary Diagnosticians as a full service diagnostic laboratory for all animal species. Most assays performed for the MDPSF sentinel monitoring are routinely done at [***]. In some cases assays are referred to the [***]. For each case, tissues, cells, and fluids are archived at MDPSF so that diagnostic testing may be repeated for any given sentinel.

For each sentinel animal, [***] includes examination of all [***] and [***]. [***] is performed on [***]. [***] are also collected including; [***]. [***] is collected for [***]. Additionally, [***] are collected. [***] are subjected to a variety of [***] including; [***]. Routine [***] are performed on [***] specifically targeting [***] including [***]. [***] undergo [***] screening for [***]. [***] test is performed on [***]. [***] is performed for [***]. [***]
testing is performed on [***]. [***] is performed on [***]. [***]. A summary of [***] tested and [***] are listed in Table 1.

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TABLE 1:  CURRENT STATUS AND TESTING OF DESIGNATED SWINE PATHOGENS AT MDPSF.

--------------------------------------------------------------------------------
AGENT           PRIMARY DIAGNOSTIC TESTS                         CURRENT STATUS
--------------------------------------------------------------------------------
[***]           serology, histopathology, bacteriology/culture   Negative
--------------------------------------------------------------------------------
[***]           serology                                         Negative
--------------------------------------------------------------------------------
[***]           bacteriology                                     Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             Negative
--------------------------------------------------------------------------------
[***]           PCR, Bacteriology/culture                        Negative
--------------------------------------------------------------------------------
[***]           PCR, histopathology                              Negative
--------------------------------------------------------------------------------
[***]           IFA                                              Negative
--------------------------------------------------------------------------------
[***]           PCR, histopathology                              Negative
--------------------------------------------------------------------------------
[***]           Serology, virus isolation                        Negative
--------------------------------------------------------------------------------
[***]           Serology, virus isolation                        Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             Negative
--------------------------------------------------------------------------------
[***]           IFA                                              Negative
--------------------------------------------------------------------------------
[***]           Serology/virus isolation                         Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology, virus isolation, histopathology        Negative
--------------------------------------------------------------------------------
[***]           IHC/PCR                                          Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology, Bacteriology/culture                   Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology, PCR, Virus isolation, IHC              Negative
--------------------------------------------------------------------------------
[***]           Fecal float/Blood smear                          Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology, virus isolation                        Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             NNegative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             NNegative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Serology                                         Negative
--------------------------------------------------------------------------------
[***]           Bacteriology/culture                             Negative
--------------------------------------------------------------------------------

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Agents which have [***] on routine screening include[***].

RELEASE CRITERIA SUMMARY FOR SOURCE ANIMAL QUALIFICATION. In addition to the routine monitoring described above MicroIslet would likely have to establish additional testing protocols. It is likely that individual animals released for clinical xenotransplantation would require the following minimum guidelines. These guidelines will be in compliance of established guidelines for xenotransplantation (1,2).

         1) Herd screening/sentinel testing negative for designated pathogens.

         2)       Compliance with MDPSF standard operating procedures.

         3) Quarantine period for donor swine prior to harvest of tissues (3 weeks recommended).

         4) During the quarantine period, health monitoring of the source animal and diagnostic assays for designated infectious agents will be performed. The list of such agents will be dependent upon testing performed on the donor organs, cells, or tissues. At a minimum, animals will need to undergo veterinary examination, a complete blood count, peripheral blood smear, and fecal exam for parasites.

         5) At the time of tissue collection all source animals must undergo a veterinary physical exam on the day of harvest procedure. During, or upon immediate completion of the harvest procedure, the donor animal must undergo a gross pathology exam prior to release of the tissues by a veterinarian. Any gross pathologic lesions suggestive of infectious complications would result in a "hold" upon the donor organ, tissues, or cells.

         6) Samples or biopsies of all donor organs and tissues will be further subjected to pathology and infectious disease testing. Samples of donor organs, blood, cells, and tissues will be archived in compliance with the guidelines for xenotransplantation (1,2).

                                   REFERENCES

1) PHS Guideline on Infectious Disease Issues in Xenotransplantation. http://www.fda.gov/cber/guidelines.htm. January 29, 2001 (66 FR 8120).

2) PHS Guidance for Industry, Source Animal, Product, Preclinical, and Clinical Issues Concerning the Use of Xenotransplantation Products in Humans. http://www.fda.gov/cber/gdlns/clinxeno.htm. April 2003


                                      A-4